UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

THE WISER OIL COMPANY

(Exact name of registrant as specified in is charter)

Delaware	0-5426	55-0522128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8115 Preston Road, Suite 400

Dallas, Texas 75225

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (214) 265-0080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

THE WISER OIL COMPANY

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this document:

Item	Exhibits

99	Press Release of The Wiser Oil Company dated August 13, 2003.

Item 9. and Item 12. Regulation FD Disclosure.

Information required by item 12 is being provided under this Item 9 pursuant to SEC interim filing guidance.

On August 13, 2003, The Wiser Oil Company issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WISER OIL COMPANY

Date:	August 13, 2003	By:	/s/ George K. Hickox, Jr.
George K. Hickox, Jr. Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99	Press Release of The Wiser Oil Company dated August 13, 2003.